Exhibit 3.21.1

CERTIFICATE OF FORMATION

OF

CSC STERLING HOLDINGS, LLC

The undersigned, an authorized natural person, for the purpose of forming a limited liability company, under the provisions and subject to the requirements of the State of Delaware (particularly Chapter 18, Title 6 of the Delaware Code and the acts amendatory thereof and supplemental thereto, and known, identified, and referred to as the “Delaware Limited Liability Company Act”), hereby certifies that:

FIRST: The name of the limited liability company (hereinafter called the “limited liability company”) is CSC STERLING HOLDINGS, LLC.

SECOND: The address of the registered office and the name and the address of the registered agent of the limited liability company required to be maintained by Section 18-104 of the Delaware Limited Liability Company Act are Corporation Service Company, 1013 Centre Road, Wilmington, Delaware 19805-1297.

Executed on August 25, 2000

By:	/s/ Victoria D. Salhus
Victoria D. Salhus
Authorized Person

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF FORMATION

OF

CSC STERLING HOLDINGS, LLC

It is hereby certified that:

The name of the limited liability company is:

CSC Sterling Holdings, LLC

The Certificate of Formation of the limited liability company is hereby amended by striking out the “First” paragraph thereof and by substituting in lieu of said “First” paragraph the following new “First” paragraph:

“FIRST: The name of the limited liability company (hereinafter called the “limited liability company”) is Sterling Digital Holdings LLC.”

Dated: February 13, 2002

CSC STERLING HOLDINGS, LLC

By:	/s/ David Deitch
David Deitch, Secretary

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF FORMATION

OF

STERLING DIGITAL HOLDINGS LLC

It is hereby certified that:

The name of the limited liability company is:

Sterling Digital Holdings LLC

The Certificate of Formation of the limited liability company is hereby amended by striking out the “First” paragraph thereof and by substituting in lieu of said “First” paragraph the following new “First” paragraph:

“FIRST: The name of the limited liability company (hereinafter called the “limited liability company”) is Mag Rack Holdings LLC.”

Dated: January 29, 2003

STERLING DIGITAL HOLDINGS LLC

By:	/s/ David Deitch
David Deitch, Secretary
Authorized Person

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF FORMATION

OF

MAG RACK HOLDINGS LLC

It is hereby certified that:

The name of the limited liability company is:

MAG RACK HOLDINGS LLC

The Certificate of Formation of the limited liability company is hereby amended by striking out the “First” paragraph thereof and by substituting in lieu of said “First” paragraph the following new “First” paragraph:

“FIRST: The name of the limited liability company (hereinafter called the “limited liability company”) is LIFESKOOL HOLDINGS LLC.”

Dated: March 7, 2007

MAG RACK HOLDINGS LLC

By:	/s/ David Deitch
David Deitch, Secretary

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF FORMATION

OF

LIFESKOOL HOLDINGS LLC

It is hereby certified that:

The name of the limited liability company is:

LIFESKOOL HOLDINGS LLC

The Certificate of Formation of the limited liability company is hereby amended by striking out the “First” paragraph thereof and by substituting in lieu of said “First” paragraph the following new “First” paragraph:

“FIRST: The name of the limited liability company (hereinafter called the “limited liability company”) is LS VOD HOLDINGS LLC.”

Dated: October 30, 2008

LIFESKOOL HOLDINGS LLC

By:	/s/ James Gallagher
James Gallagher, Secretary